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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

AMENDMENT NO. 1
TO
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

SSA Global Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	000-51330 (Commission File Number)	84-1542338 (IRS Employer Identification Number)

500 W. Madison, Suite 2200, Chicago, IL 60661
(Address of principal executive offices, including zip code)

(312) 258-6000
(Registrant's telephone number, including area code)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Amendment No. 1

        This Amendment No. 1 to the Current Report on Form 8-K filed on October 3, 2005 is being filed to include the financial information required under Item 9.01 of Form 8-K.

Section 2—Financial Information

Item 2.01. Completion of Acquisition or Disposition of Assets

        As previously reported on August 3, 2005, SSA Global Technologies, Inc., a Delaware corporation ("SSA Global"), announced that it had entered into a definitive Agreement and Plan of Merger (the "Merger Agreement") with SSA-E Merger Subsidiary Inc., a Delaware corporation and a wholly owned subsidiary of SSA Global ("Merger Subsidiary"), SSA-E Acquisition Subsidiary Inc., a Delaware corporation and wholly owned subsidiary of SSA Global, and E.piphany, Inc., a Delaware corporation ("E.piphany"). Under the terms and subject to the conditions set forth in the Merger Agreement, Merger Subsidiary merged with and into E.piphany with E.piphany continuing as the surviving entity and as a wholly owned subsidiary of SSA Global.

Section 9—Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

  (a)
  Financial statements of business acquired

          The interim condensed consolidated financial statements of E.piphany as of June 30, 2005 and for the six months ended June 30, 2005 and 2004 previously filed by E.piphany on Form 10-Q with the Securities and Exchange Commission ("SEC") on August 5, 2005 are filed as Exhibit 99.1 to this Amendment No. 1 and incorporated herein by this reference. The audited consolidated financial statements as of December 31, 2004 and 2003 and for each of the two years in the period ended December 31, 2004 previously filed by E.piphany on Form 10-K with the SEC on March 16, 2005 are filed as Exhibit 99.2 to this Amendment No. 1 and incorporated herein by this reference.

  (b)
  Pro forma financial information

          The unaudited pro forma financial information with respect to the acquisition described in Item 2.01 is filed as Exhibit 99.3 to this Amendment No. 1 and incorporated herein by this reference.

  (d)
  Exhibits

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm
99.1	Historical interim condensed consolidated financial statements of Epiphany, Inc. as of June 30, 2005 and for the six months ended June 30, 2005 and 2004
99.2	Historical audited consolidated financial statements of Epiphany, Inc. as of December 31, 2004 and 2003 and for the two years ended December 31, 2004
99.3	Unaudited pro forma condensed consolidated financial statements of SSA Global Technologies, Inc. as of July 31, 2005 and for the year ended July 31, 2005

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SSA Global Technologies, Inc.
Date: November 15, 2005	/s/ STEPHEN P. EARHART Stephen P. Earhart Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm
99.1	Historical interim condensed consolidated financial statements of Epiphany, Inc. as of June 30, 2005 and for the six months ended June 30, 2005 and 2004
99.2	Historical audited consolidated financial statements of Epiphany, Inc. as of December 31, 2004 and 2003 and for the two years ended December 31, 2004
99.3	Unaudited pro forma condensed consolidated financial statements of SSA Global Technologies, Inc. as of July 31, 2005 and for the year ended July 31, 2005

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QuickLinks

  Section 2—Financial Information
  Item 2.01. Completion of Acquisition or Disposition of Assets
  Section 9—Financial Statements and Exhibits
  Item 9.01. Financial Statements and Exhibits
SIGNATURE